UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         March 30, 2008 (March 30, 2008)
                  DATE OF AMENDMENT (DATE OF ORIGINAL REPORT)

                                HST Global, Inc.
                                ----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-15303                               73-1215433
               ---------                               ----------
        (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)

                     150 Research Drive, Hampton, VA 23666
                     -------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  757-766-6100
                                  ------------
              Registrant's telephone number, including area code:


                                ----------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 30, 2009, HST Global, Inc. (the "Company") entered into an amendment (the "Amendment") to the Reorganization and Stock Purchase Agreement (the "Agreement") originally executed on May 5, 2008 between the Company (then "NT Holding Corp.") and Health Source Technologies, Inc. ("HST"). The Amendment corrected the intended post-acquisition equity structure by authorizing the issuance of 99,744,800 pre- split shares of common stock to the shareholders of HST once there was sufficient available capital to do so. The Amendment was executed by the parties to the original Agreement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are attached hereto and incorporated into this Current Report on Form 8-K by this reference:

10.1 Amendment No. 1 to the Reorganization and Stock Purchase Agreement between NT Holding Corp and Health Source Technologies, Inc. dated March 30, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 30, 2009             HST GLOBAL, INC.
                                  (Registrant)

                                  By: /s/ Ron Howell
                                  ------------------
                                  Ron Howell
                                  Chief Executive Officer